Exhibit 99.1
Serving our communities for over 125 years Moving You Ahead First Citizens Banc Corp Depositary Shares Offering November 2013 James O. Miller - President and Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer James E. McGookey - Senior Vice President, General Counsel Todd A. Michel - Senior Vice President, Controller NASDAQ: FCZA
Cautionary Statement Regarding Forward-Looking Information Comments made in this presentation include "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to numerous assumptions, risks and uncertainties. Although management believes that the expectations reflected in the forward- looking statements are reasonable, actual results or future events could differ, possibly materially, from those anticipated in these forward-looking statements. The forward-looking statements speak only as of the date of this presentation, and First Citizens Banc Corp assumes no duty to update any forward-looking statements to reflect events or circumstances after the date of this presentation, except to the extent required by law. Moving You Ahead FCZA.COM
Introduction Overview of First Citizens Banc Corp business, strategy and operations Opportunity to invest in Series B convertible preferred shares Subscription deadline - all properly executed order forms must be received by December 4, 2013 at 12:00 noon, Eastern time Primary use of proceeds will be to redeem all of our outstanding Series A Preferred Shares issued under TARP Moving You Ahead FCZA.COM
Corporate Overview 9th Largest Publicly Traded Commercial Bank in Ohio Community Bank Operating in 10 Ohio Counties Commercial Banking Retail Banking Wealth Management Moving You Ahead Moving You Ahead (CHART) FCZA.COM
Capital Levels Moving You Ahead (CHART) (CHART) (CHART) FCZA.COM Bank Well Capitalized Ratios Tier 1 Risk-Based Capital 6.0% Total Risk-Based Capital 10.0% Tier 1 Leverage 5.0%
1990 Acquired The Castalia Banking Company. 1998 In April 1998,acquired Farmers State Bank of New Washington, Ohio. 1884 The Citizens National Bank was founded and opened for business. 2002 In April 2002, acquired Independent Community Banc Corp, increasing assets by about $140 million. 2004 In October 2004, acquired FNB Financial Corporation, increasing assets by about $218 million. 1987 First Citizens Banc Corp was organized as a registered financial holding company. 2007 In October 2007, acquired Miami Valley Bank through a government assisted deal. 2007 In December 2007, acquired Futura Banc Corporation, increasing assets by about $280 million. 1898 Citizens reorganized under Ohio banking law and was known as The Citizens Bank and Trust Company 1908 Citizens surrendered its trust charter and began operation under its current name, The Citizens Banking Company Growth and Acquisition Moving You Ahead
First Citizens Banc Corp Locations Region 1 $506.1M Loans Akron Berlin Heights Castalia Huron Norwalk (2) Port Clinton Sandusky (3) Moving You Ahead Region 3 $207.8 M Loans Plain City Hilliard Russells Point Urbana (2) West Liberty Dublin Quincy Region 2 $110.6 M Loans Chatfield Greenwich Shelby (3) Plymouth Shiloh Tiro New Washington Willard FCZA.COM
Legacy Markets Champaign, Crawford, Erie, Huron and Richland Counties Slower Population Growth Evolving Economies Moving You Ahead FCZA.COM
Columbus and Akron Markets Growth Markets Increasing Population Vibrant Economies Moving You Ahead FCZA.COM
Deposit Mix Moving You Ahead (CHART) QTD Yield = 0.37% YTD Yield = 0.39% Total = $954M FCZA.COM
Loan Mix Moving You Ahead (CHART) QTD Yield = 4.67% YTD Yield = 4.75% Total = $824M FCZA.COM
Net Interest Margin to Peer Moving You Ahead (CHART) FCZA.COM Note: FCZA state peer includes all Ohio chartered public banks
Earnings Per Share Moving You Ahead $0.09 $(0.32) $0.36 $0.57 $0.55 FCZA.COM 2010 YTD Q312 2011 YTD Q313 2012 $0.35 2009 Earnings Per Share EPS Available to Common Shareholders $0.21 $(0.16) $0.51 $0.72 $0.47 $0.67
Improved Credit Quality Moving You Ahead FCZA.COM $ Millions
When Rates Move Moving You Ahead Moving You Ahead Q3-'13 Q3-'12 FCZA.COM
Strategy Grow to $2 Billion in Assets over Five Years Economies of Scale Increase Long-Term Shareholder Value Moving You Ahead FCZA.COM
Growth Opportunities Organic Growth Loan Production Offices Smaller Rural Bank Acquisition Urban Acquisitions Strategic Acquisitions Moving You Ahead FCZA.COM
Name Title Department Age Years in Banking Years at Citizens James O. Miller President & CEO 61 39 27 John A. Betts Senior Vice President Risk Officer 42 18 1 Richard J. Dutton Senior Vice President Chief Operating Officer 50 11 7 James E. McGookey Senior Vice President General Counsel 63 11 11 Todd A. Michel Senior Vice President Chief Financial Officer 48 25 25 Charles C. Riesterer Senior Vice President Chief Lending Officer 58 37 37 Dennis G. Shaffer Senior Vice President Senior Commercial Lending Officer 51 28 5 Paul J. Stark Senior Vice President Chief Credit Officer 55 28 3 Average 53 25 15 First Citizens Bank Corp Senior Management Moving You Ahead FCZA.COM
Why Invest in First Citizens? Energized and Experienced Management Team and Employees Attractive Deposit Mix Momentum in Growth Markets Infrastructure is Built Successful Acquisition and Integration Track Record Well Capitalized, Well Positioned, Well Reserved Moving You Ahead FCZA.COM
Contact Information Moving You Ahead First Citizens Corporation common stock is traded on the NASDAQ Global Select Market under the symbol FCZA. Additional information can be found at www.fcza.com Investor inquiries: Offering Information Center 877-860-2070 FCZA.COM
Serving our communities for over 125 years Moving You Ahead First Citizens Banc Corp Depositary Shares Offering November 2013 James O. Miller - President and Chief Executive Officer Richard J. Dutton - Senior Vice President, Chief Operating Officer James E. McGookey - Senior Vice President, General Counsel Todd A. Michel - Senior Vice President, Controller NASDAQ: FCZA
Moving You Ahead Summary Overview of Offering FCZA.COM
Transaction Overview Moving You Ahead FCZA.COM OFFERING OVERVIEW FIRST CITIZENS BANC CORP (NASDAQ: FCZA) Securities Offered: 1,000,000 depositary shares, each representing a 1/40th ownership interest in a Series B Preferred Share Price per Depositary Share: $25.00 Offering Range: Minimum of 800,000 depositary shares ($20 million) and maximum of 1,000,000 depositary shares ($25 million) Dividends: 6.50% per annum, noncumulative Maturity: Perpetual securities Redemption: Redeemable, in whole or in part, at FCZA's option at any time after the sixth anniversary of the issue date, at $1,000 per Series B Preferred Share (equivalent to $25.00 per depositary share), plus any declared and unpaid dividends
Transaction Overview cont'd Moving You Ahead FCZA.COM Conversion to Common Shares: At option of the holder - The Series B Preferred Shares are convertible at any time into the number of FCZA common shares equal to $1,000 divided by the conversion price, which initially will be $7.82 Initial conversion price of $7.82 is equivalent to a 19.4% premium over $6.55 per common share, the last reported sale price of FCZA common shares on October 31, 2013 Each depositary share is convertible into the number of FCZA common shares equal to $25.00 divided by the conversion price then in effect (initially $7.82). At option of FCZA - On or after the sixth anniversary of the issue date FCZA may require conversion of the Series B Preferred Shares into FCZA common shares equal to the quotient achieved when $1,000 is divided by the conversion price then in effect. FCZA may only exercise this option if two conditions described in prospectus are met. Voting Rights: None Expected Exchange / Symbol: Nasdaq Capital Market / FCZA-B Book-Running Manager: Keefe, Bruyette & Woods, Inc.A Stifel Company Expected Pricing: Early to Mid-December
Purchase Priorities Depositary shares are being offered for sale to the public in the following order of priority: First, to shareholders of First Citizens Banc Corp who are beneficial owners of common shares of First Citizens Second, to customers of the Bank and residents of the Ohio counties of Champaign, Crawford, Erie, Franklin Huron, Logan, Madison, Ottawa, Richland, and Summit; and Third, any depositary shares not sold in the offering to the persons listed above may then be sold through an offering to the general public and selected institutional and retail investors Moving You Ahead FCZA.COM
Purchase Limitations The opportunity to purchase depositary shares is subject to the following purchase limitations: Minimum number of depositary shares that may be purchased is 40 depositary shares ($1,000) Maximum number of shares that may be purchased is the lesser of 160,000 depositary shares ($4,000,000); or the number of depositary shares, assuming conversion of such depositary shares into FCZA common shares, whereby the purchaser's total beneficial ownership of FCZA common shares (including any common shares currently owned) would not exceed 5% of outstanding common shares after the offering Moving You Ahead FCZA.COM